UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 17, 2011
(Date of earliest event reported: June 16, 2011)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 16, 2011, Revlon Consumer Products Corporation ("Products Corporation"), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’), consummated its previously announced refinancing of its revolving credit facility (the "2011 Revolving Credit Facility Refinancing").

The principal terms and conditions of the 2011 Revolving Credit Facility Refinancing were described in Products Corporation's and Revlon's respective Current Reports on Form 8-K, which were each filed with the SEC on June 16, 2011.

The purpose of this Current Report on Form 8-K is to file as exhibits the material transaction documents for the 2011 Revolving Credit Facility Refinancing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
4.1	Third Amended and Restated Revolving Credit Agreement, dated as of June 16, 2011 (the "2011 Revolving Credit Agreement"), among Products Corporation and certain of its foreign subsidiaries, as borrowers, and Citigroup Global Markets Inc. ("CGMI") and Wells Fargo Capital Finance, LLC ("WFCF") as the joint lead arrangers; CGMI, WFCF, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC as joint bookrunners; and Citicorp USA, Inc. ("CUSA") as administrative agent and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Products Corporation filed with the SEC on June 17, 2011 (the "Products Corporation June 17, 2011 Form 8-K")).
4.2	Reaffirmation Agreement dated as of June 16, 2011 made by Revlon, Inc., Products Corporation and certain of its domestic subsidiaries and acknowledged by CUSA, as collateral agent for the secured parties (incorporated by reference to Exhibit 4.2 to the Products Corporation June 17, 2011 Form 8-K).
4.3	Form of Revolving Credit Note under the 2011 Revolving Credit Agreement (incorporated by reference to Exhibit 4.3 to the Products Corporation June 17, 2011 Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Senior Vice President and General Counsel

Date: June 17, 2011

EXHIBIT INDEX

Exhibit No.	Description
4.1	Third Amended and Restated Revolving Credit Agreement, dated as of June 16, 2011 (the "2011 Revolving Credit Agreement"), among Products Corporation and certain of its foreign subsidiaries, as borrowers, and Citigroup Global Markets Inc. ("CGMI") and Wells Fargo Capital Finance, LLC ("WFCF") as the joint lead arrangers; CGMI, WFCF, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC as joint bookrunners; and Citicorp USA, Inc. ("CUSA") as administrative agent and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Products Corporation filed with the SEC on June 17, 2011 (the "Products Corporation June 17, 2011 Form 8-K")).
4.2	Reaffirmation Agreement dated as of June 16, 2011 made by Revlon, Inc., Products Corporation and certain of its domestic subsidiaries and acknowledged by CUSA, as collateral agent for the secured parties (incorporated by reference to Exhibit 4.2 to the Products Corporation June 17, 2011 Form 8-K).
4.3	Form of Revolving Credit Note under the 2011 Revolving Credit Agreement (incorporated by reference to Exhibit 4.3 to the Products Corporation June 17, 2011 Form 8-K).